UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022

Bowlero Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7313 Bell Creek Road Mechanicsville, Virginia	23111
(Address of principal executive offices)	(Zip Code)

(804) 417-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	BOWL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

The Board of Directors (the “Board”) of Bowlero Corp. (the “Company”) has established December 14, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the 2022 Annual Meeting will be close of business on October 17, 2022. All other relevant information concerning the 2022 Annual Meeting will be included in the Company’s 2022 Annual Meeting proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and become available to the Company’s stockholders at a later date.

For stockholders who wish to submit a proposal in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the proxy materials to be distributed in connection with the 2022 Annual Meeting (the “Proxy Materials”), their proposals and the other information required by such rule must be received by the Company’s Chief Legal Officer at the Company’s principal executive offices by no later than close of business on September 26, 2022, which the Company believes is a reasonable time before it begins to print and send the Proxy Materials.

In addition, in order for any business (including director nomination proposals) to be properly brought before the 2022 Annual Meeting by a stockholder (other than by means of inclusion of a stockholder proposal in the Proxy Materials under Rule 14a-8 of the Exchange Act), such stockholder must have delivered notice thereof in proper written form to the Company’s Chief Legal Officer no earlier than August 16, 2022 and no later than the close of business on September 26, 2022, and such business must otherwise be a proper matter for stockholder action. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 26, 2022.

Proposals and notices must comply with the specific requirements set forth in the Company’s bylaws and applicable law and must be sent to the Company’s Chief Legal Officer at the Company’s principal executive offices at 7313 Bell Creek Road, Mechanicsville, VA 23111.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOWLERO CORP.

Date:	September 15, 2022	By:	/s/ Brett I. Parker
Name: Brett I. Parker
Title: President and Chief Financial Officer